UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

OWC Pharmaceutical Research Corp.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

2 Ben Gurion Street, Ramat Gan, Israel	4514760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 972 (0) 3-758-2657

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

OWC Pharmaceutical Research Corp. (“OWC”) announced that, on September 25, 2019, One World Cannabis Ltd., a company organized and existing under the laws of Israel and a wholly-owned subsidiary of OWC received Top Line Results (TLR) of its single-dose, randomized, crossover study to compare the safety, tolerability and pharmacokinetics (PK) of OWC’s Medical Grade Cannabis - Orally Disintegrating Tablets (MGC-ODT) vs. buccal Sativex®, in healthy adult volunteers. The study was conducted at the Sourasky Medical Center in Tel Aviv. In this study, participants were administered randomly, either Sativex (5.4 mg THC, 5.0 mg CBD) or OWC-ODT (4.2 mg THC, 5 mg CBD), and then crossed over, with a minimum interval of two weeks. Plasma was collected in the 24 hours following drug administration, at pre-determined time points, and side effects were monitored. The concentrations of THC, CBD and 11-OH-THC were quantified, and their plasma PK determined.

The TLR show that both MGC-ODT and Sativex® administration had comparable mean times of peak concentration, half-life and elimination rates for each of the three analytes (THC, THC metabolite 11-hydroxy-THC and CBD). The results indicated dose-related comparability of both products in rate of absorption and bioavailability. The incidence of treatment related adverse events (AEs) were similar between the treatments.

The most common treatment related AEs were hunger (reported in 25% of subjects treated with MGC-ODT), thirst (reported in 18.75% and 6.25% of subjects treated with MGC-ODT and Sativex®, respectively), dizziness (reported in 18.75% and 18.75% of subjects treated with MGC-ODT and Sativex®, respectively), dysgeusia (reported in 12.5% and 25% of subjects treated with MGC-ODT and Sativex®, respectively). Administration of MGC-ODT was judged to be well tolerated and no unexpected safety signals were observed.

Top Line Results Conclusions: OWC- Orally Disintegrating Tablet is safe to use and appears to have similar PK and bioavailability as Sativex®. Therefore, OWC intends to apply to the Israel Ministry of Health to obtain necessary approvals to market its Medical Grade Cannabis - Orally Disintegrating Tablets in Israel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC PHARMACEUTICAL RESEARCH CORP.

By:	/s/ Mordechai Bignitz
Name:	Mordechai Bignitz
Title:	Chief Executive Officer

Dated: October 7, 2019

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